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                          SUPPLEMENT DATED JULY 1, 1998
                              TO THE PROSPECTUS OF
            FRANKLIN TEMPLETON INTERNATIONAL TRUST - ADVISOR CLASS
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The section "Management Team" found under "Who Manages the Fund?" is revised to add Juan J. Benito to the Smaller Companies Fund management team, effective July 1997, and to add the following:

   Juan J. Benito
   Portfolio Manager of Investment Counsel

   Mr. Benito is currently a portfolio manager and research analyst with Templeton Investment Counsel, Inc. He holds an MBA degree from the Harvard Business School and a BS/MS degree in engineering from the Polytechnical University of Valencia, Spain. Prior to joining the Templeton organization in 1996, Mr. Benito was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm in Cambridge, Massachusetts (1994-1996). His previous experience includes being an internal planning consultant with Duke Power (1993-1994), a business development consultant with IBM Consulting Group (1992), and a regional manager with Iberdrola, a large power utility company in Spain (1987-1991). Mr. Benito's research responsibilities include coverage of European small cap companies.

II. The first paragraph under "How Is the Trust Organized?" is replaced with the following paragraph:

   Each Fund is a diversified series of Franklin Templeton International Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on March 22, 1991, and is registered with the SEC. As of January 1, 1997, the Smaller Companies Fund began offering a new class of shares designated Templeton Foreign Smaller Companies Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Foreign Smaller Companies Fund - Class I. As of July 1, 1998, the Smaller Companies Fund began offering a new class of shares designated Templeton Foreign Smaller Companies Fund - Class II. As of January 1, 1997, the Pacific Growth Fund began offering two new classes of shares designated Templeton Pacific Growth Fund - Class II and Templeton Pacific Fund - Advisor Class. All shares outstanding before the offering of Class II and Advisor Class shares have been designated Templeton Pacific Growth Fund - Class I.

III. The following term and definition is revised in the section "Useful Terms and Definitions":

   CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.